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                                                                   EXHIBIT 10.31



                            CMS NOMECO OIL & GAS CO.

                           ANNUAL EXECUTIVE INCENTIVE
                               COMPENSATION PLAN





FEBRUARY, 1996














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                            CMS NOMECO OIL & GAS CO.
                  ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN


     I.   PURPOSE

          The purpose of the Annual Executive Incentive Compensation Plan
          (Plan) of CMS NOMECO Oil & Gas Co. (Company) is to:

          A. Provide an equitable and competitive level of compensation that will permit the Company to attract, retain and motivate highly competent Officers and key employees.

          B. Provide a financial incentive for Officers and key employees to achieve expected levels of individual performance and thereby assist in the achievement of Company objectives.

     II.  EFFECTIVE DATE

          The effective date of the Plan is November 1, 1995.

     III. ELIGIBILITY

          Officers and key employees in Salary Grades 11 and above are eligible for participation in the Plan.

     IV.  ADMINISTRATION OF THE PLAN

          The Plan will be administered by the President of the Company, under the general direction of the Executive and Remuneration Committee of the Board of Directors.

     V.   PERFORMANCE GOALS

          The performance goal for the Plan shall consist of three factors:
          (A) the net income of CMS ENERGY Corporation (CMS Energy); (B) the pre-tax operating income of CMS NOMECO Oil & Gas Co.; and (C) the finding costs for oil and/or gas. Of these three factors, 35% of the award will be based on CMS Energy net income, 50% will be based on CMS NOMECO Oil & Gas Co. pre-tax operating income and 15% will be based on the finding costs for oil and/or gas. In the event less than 80% of the CMS Energy income goal is achieved, there will not be a payout under that portion of the Plan. In the event less than 80% of the CMS NOMECO Oil & Gas Co. income goal is achieved, there will not be a payout under that portion of the Plan. In the event less than 80% of the finding costs goal is achieved, there will not be a payout for that portion of the Plan.

          A. CMS ENERGY NET INCOME AWARD -- An income goal will be set each year. For each 1% (or fraction thereof) increase achieved in net income above 80% of goal, there will be a corresponding 2.5% (or pro rata part) increase in the award up to 100% after which there will be a corresponding 1% (or pro rata part) increase in the award for each additional 1% (or fraction thereof) increase in net income above goal. The maximum award is 120%.

          B. CMS NOMECO OIL & GAS CO. PRE-TAX OPERATING INCOME AWARD - An income goal will be set each year. For each 1% (or fraction thereof) increase achieved in pre-tax operating income above 80% of goal, there will be a corresponding 2.5% (or pro rata part) increase in the award up to 100% after which there will be a corresponding 1% (or pro rata part) increase in the award for each additional 1% (or fraction thereof) increase in net income above goal. The maximum award is 120%.

          C. CMS NOMECO OIL & GAS CO. FINDING AWARD -- A finding cost goal will be established by the Committee to reflect the costs of adding proved reserves. For each 1% (or fraction thereof) increase





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     in meeting the goal above 80% of goal, there will be a corresponding 2.5%
     (or pro rata part) increase in the award until the percent of a standard award granted equals 100%, after which there will be a corresponding 1% (or pro rata part) increase in the award for each additional 1% (or fraction thereof) increase in goal achievement. The maximum award is 120% of the standard award.

                  ACTUAL INCOME                                      PERCENT OF
               AS A PERCENT OF GOAL                                AWARD GRANTED
               --------------------                                -------------
               Less Than 80.0%                                          0
                         80.0%                                         50.0%
                         85.0%                                         62.5%
                         90.0%                                         75.0%
                         95.0%                                         87.5%
                        100.0%                                        100.0%
                        105.0%                                        105.0%
                        110.0%                                        110.0%
                        115.0%                                        115.0%
                 120.0% and Above                                     120.0%



                    FINDING COSTS                              PERCENT OF
                    GOAL ACHIEVED                           AWARD GRANTED
            ----------------------                          -------------
               Less Than 80.0%                                          0
                         80.0%                                         50.0%
                         85.0%                                         62.5%
                         90.0%                                         75.0%
                         95.0%                                         87.5%
                        100.0%                                        100.0%
                        105.0%                                        105.0%
                        110.0%                                        110.0%
                        115.0%                                        115.0%
                 120.0% and Above                                     120.0%

VI.     ANNUAL AWARD FUND

        Standard incentive awards for each eligible executive will amount to a percentage of the midpoint of his/her salary grade in the Performance Year. The midpoints and salary ranges are determined each year and are subject to review and approval by the Committee. The percentage will vary by position level as indicated below:

                                                 STANDARD INCENTIVE
                                    SALARY        AWARD AS A % OF
                     POSITION       GRADE     SALARY GRADE MIDPOINT
        -------------------------   ------    ---------------------
        President                    E-6              55.0
        Executive Vice President/
        Senior Vice President        E-4              45.0
        Vice President               E-3              40.0
        Vice President               E-2              35.0
        Vice President/Managers/
        Directors and Equivalent     E-1              30.0
        Managers/Directors           13               25.0
        Managers/Directors           12               20.0
        Managers/Directors and
           Equivalent                11               15.0





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    The award for individual participants will be based on three factors: (1)
    Company performance as measured by achievements of the net income goals of CMS Energy Corporation and CMS NOMECO Oil & Gas Co.; (2) Company performance measured by achievement of the finding costs goals; and (3) individual performance; ie, performance must be fully effective or better to be eligible for an award. Assuming a minimum of fully effective performance, individual awards may be adjusted in a range from 70% to 130% of the Company performance level in order to take into account individual performance. Each individual's performance will be measured against specific, quantifiable objectives for the Performance Year as established and approved by each participant's immediate supervisor. Accordingly, each year the levels will be as follows:

                                    115-130%               Exceptional
                                    100-115%               Exceeds
                                     70-100%               Fully Effective
                                       0                   Unacceptable

        Final individual awards will be calculated as follows:


Individual     Standard                CMS Net                NOMECO Pre-tax                FindingCosts          Individual
----------  =  --------  x  [.35 x   ------------  / .50 x  ------------------  /  .15 x    ------------ ]   x  --------------
  Award         Award                Income Award           Opr Income Award                   Award             Performance



VII.   PAYMENT OF AWARDS

          CURRENT AWARDS

          All awards for the Performance Year will be paid in cash no later than March of the following year after review and approval by the Committee. The amounts required by law to be withheld for income tax and Social Security taxes will be deducted from the award payments.

          PAYMENT IN THE EVENT OF DEATH

          Participants may name the beneficiary of their choice in the event they die prior to receipt of either a current or deferred award. In the event a beneficiary is not named, the payment will be made to the first surviving class as follows:

          1.  Widow or Widower
          2.  Children
          3.  Parents
          4.  Brothers and Sisters
          5.  Executor or Administrator

          Participants may change beneficiary at any time and the change will be effective as of the date the participants complete and sign the beneficiary form, whether or not they are living at the time the request is received by the Company. However, the Company will not be liable for any payments it makes before receiving a written request.

VIII.     CHANGE OF STATUS

          A.   SALARY GRADE CHANGE

               Individual awards will be based on the salary grade level in effect as of the beginning of the Performance Year or such later date on which an employee becomes a participant in the Plan except that an eligible employee promoted to a higher eligible salary position during the award year may be recommended for an award based upon the percentage of the Performance Year the employee is in each participating position.

          B.   NEW HIRE, TRANSFER, PROMOTION

               A newly hired employee or an employee promoted during the Performance Year to a position qualifying for participation may be recommended for a pro rata award based on the percentage of the Performance Year the employee is in the participating position.





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          C.   DEMOTION

               No award will be made to an employee who has been demoted during the Performance Year because of performance. If the demotion is due to an organization change, a pro rata award may be made provided the employee otherwise qualifies for an award.

          D.   TERMINATION

               An employee whose services are terminated during the Performance Year for reasons of misconduct, failure to perform, or other performance-related reasons, shall not be considered for an award. If the termination is due to other reasons such as reorganization, transfer to a subsidiary, etc, and the termination is not due to a fault of the employee, the employee may be considered for a pro rata award.

          E.   RESIGNATION

               An employee who resigns to accept employment elsewhere during or after a performance year, (including self-employment) will not be eligible for an award. If the resignation is due to other reasons; eg, ill health in the immediate family, etc, the employee may be considered for a pro rata award.

          F.   DEATH, DISABILITY, RETIREMENT, LEAVE OF ABSENCE

               An employee whose status as an active employee is changed during the Performance Year for any of the reasons cited, may be considered for a pro rata award.

IX.  IMPACT ON BENEFIT PLANS

     Payments made under this program will be considered as earnings for the Supplemental Executive Retirement Plan (Salary Grades E-1 and above) and for life insurance, but not for purposes of the Employees' Savings Plan, Pension Plan, or other employee benefit programs.

 X.  TERMINATION OR AMENDMENT OF THE PLAN

     The Company at any time may, in writing, terminate or amend the Plan.





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